EXHIBIT 99.1

         American River Bankshares Announces First Quarter 2007 Earnings

Sacramento, CA, April 19, 2007 - American River Bankshares (NASDAQ - GS: AMRB) today reported net income for the first quarter of 2007 of $2,086,000, a 7.0% decrease from $2,243,000 for the quarter ended March 31, 2006. Diluted earnings per share for the first quarter of 2007 were unchanged at $0.37 per share from the first quarter of 2006.

"The primary focus of our strategic plan remains to grow American River Bankshares' profitability, which means making prudent decisions for long-term success," said David Taber, President and CEO of American River Bankshares. "Our financial metrics continue to differentiate our Company as a solid performer."

Net interest income for the first quarter of 2007 decreased 3.6% to $6,547,000 from $6,792,000 for the first quarter of 2006. Interest income for the first quarter of 2007 increased 3.8% to $9,464,000 from $9,117,000 for the first quarter of 2006. Average earning assets decreased $11,365,000 (2.1%) from the first quarter of 2006 to the first quarter of 2007; the decrease is mainly the result of a planned reduction in the investment portfolio. The proceeds were primarily used to pay down short-term borrowings. The average level of loans increased quarter over quarter by $16,841,000 (4.5%), which helped to increase the interest income for the quarter. Although borrowings were down, interest expense for the first quarter of 2007 increased 25.5% to $2,917,000 from $2,325,000 for the first quarter of 2006. This increase is primarily related to increased interest rates as a direct result of the higher overall rate environment. The average yield on interest bearing liabilities increased 72 basis points from 2.46% during the first quarter of 2006 to 3.18% during the first quarter of 2007.

Noninterest income for the first quarter of 2007 increased 1.1% to $641,000 from $634,000 for the first quarter of 2006. Noninterest expense for the first quarter of 2007 increased 1.5% to $3,692,000 from $3,638,000 for the first quarter of 2006.

Net loans as of March 31, 2007 decreased $3,347,000 (0.9%) to $379,646,000 from
$382,993,000 as of December 31, 2006 but increased by $6,892,000 (1.8%) from
$372,754,000 as of March 31, 2006. Total deposits as of March 31, 2007 decreased $8,131,000 (1.6%) to $485,744,000 from $493,875,000 as of December 31, 2006 and decreased $10,212,000 (2.1%) from $495,956,000 as of March 31, 2006. Short-term borrowings decreased 46.1% to $20,083,000 at March 31, 2007 from $37,270,000 at December 31, 2006 and are down 49.8% from $40,029,000 at March 31, 2006.

Credit quality remains sound, with nonperforming loans and leases at 0.20% of total loans and leases compared to 0.02% last quarter and 0.04% one year ago. The allowance for loan and lease losses increased slightly to $5,935,000 as of March 31, 2007 from $5,874,000 as of December 31, 2006 and increased from $5,767,000 as of March 31, 2006. The provision for loan and lease losses was $121,000 for the first quarter of 2007, an increase from $84,000 for the first quarter of 2006. The reserve as a percentage of loans and leases was 1.54% at March 31, 2007, compared to 1.51% at December 31, 2006 and 1.52% at March 31, 2006. Non performing assets were $766,000 and net chargeoffs were $60,000 for the quarter ended March 31, 2007 compared to non performing assets of $78,000 and net chargeoffs of $47,000 for the quarter ended December 31, 2006.

Performance measures in the first quarter of 2007: the Return on Average Assets
(ROAA) was 1.44%, Return on Average Equity (ROAE) was 14.02%, Return on Average Tangible Equity (ROATE) was 19.89% and the efficiency ratio was 49.68%. For the quarter ended March 31, 2006, the Company had a ROAA of 1.49%, ROAE of 14.41%, ROATE of 20.20% and an efficiency ratio of 47.34%.


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

First Quarter Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 93rd consecutive profitable quarter. In the first quarter of 2007, the Company repurchased 159,000 shares of common stock totaling $4,079,000 and declared a quarterly cash dividend of 15 cents per share.

o Net interest margin for the first quarter of 2007 was 5.04% compared to 5.12% for the first quarter of 2006 and 5.03% for the quarter ended December 31, 2006.

o American River Bank's offices in the Greater Sacramento Area and Placer County experienced a decrease in total deposits of 1.9% to $309,600,000 at March 31, 2007 from $315,623,000 at March 31, 2006. Quarter over quarter, net loans increased 2.6% to $224,558,000 from $218,780,000.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, increased total deposits 5.0% to $70,206,000 at March 31, 2007 from $66,836,000 as of March 31, 2006. Quarter over quarter, net loans increased 28.0% to $86,355,000 from $67,487,000.

o Bank of Amador, a division of American River Bank with three offices in Amador County, experienced a decrease in total deposits of 6.9% to $106,087,000 at March 31, 2007 from $114,007,000 at March 31, 2006. Quarter over quarter, net loans decreased 20.5% to $68,733,000 from $86,487,000.

o The Board of Directors of American River Bankshares appointed Dorene C. Dominguez to the Company's Board of Directors and increased the size of the Board from eight to nine members. Dorene Dominguez is President of Vanir Group of Companies, a leader in the fields of real estate development, construction and construction management.

About American River Bankshares
-------------------------------
American River Bankshares [NASDAQ - GS: AMRB] is the parent company of American River Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador County. For more information, please call 916-851-0123 or visit www.amrb.com; www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.

Forward-Looking Statement
-------------------------
Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in reports filed on Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.


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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                                 March 31        December 31         March 31
                           ASSETS                                  2007              2006              2006
Cash and due from banks                                       $  16,275,000     $  25,352,000     $  38,261,000
Federal funds sold                                                  400,000                --                --
Interest-bearing deposits in bank                                 4,951,000         4,951,000         4,844,000
Investment securities                                           134,279,000       151,311,000       163,494,000
Loans and leases:
     Real estate                                                274,007,000       278,264,000       267,388,000
     Commercial                                                  87,429,000        85,859,000        82,517,000
     Lease financing                                              5,970,000         6,375,000         8,181,000
     Other                                                       18,805,000        19,074,000        21,089,000
     Deferred loan and lease originations fees, net                (630,000)         (705,000)         (654,000)
     Allowance for loan and lease losses                         (5,935,000)       (5,874,000)       (5,767,000)
                                                              -------------     -------------     -------------
     Total loans and leases, net                                379,646,000       382,993,000       372,754,000
                                                              -------------     -------------     -------------
Bank premises and equipment                                       1,765,000         1,846,000         2,013,000
Accounts receivable servicing receivable, net                     1,842,000         2,581,000         2,049,000
Intangible assets                                                17,745,000        17,822,000        18,069,000
Accrued interest and other assets                                17,746,000        17,147,000        11,897,000
                                                              -------------     -------------     -------------
                                                              $ 574,649,000     $ 604,003,000       613,381,000
                                                              -------------     -------------     -------------

             LIABILITIES & SHAREHOLDERS' EQUITY
Noninterest-bearing deposits                                  $ 146,964,000     $ 160,574,000     $ 161,836,000
Interest checking                                                39,676,000        41,814,000        47,679,000
Money market                                                    131,891,000       122,765,000       123,457,000
Savings                                                          39,135,000        36,893,000        35,423,000
Time deposits                                                   128,078,000       131,829,000       127,561,000
                                                              -------------     -------------     -------------
     Total deposits                                             485,744,000       493,875,000       495,956,000
                                                              -------------     -------------     -------------
Short-term borrowings                                            20,083,000        37,270,000        40,029,000
Long-term debt                                                    2,500,000         5,000,000         8,254,000
Accrued interest and other liabilities                            6,339,000         5,487,000         5,370,000
                                                              -------------     -------------     -------------
     Total liabilities                                          514,666,000       541,632,000       549,609,000
     Total shareholders' equity                                  59,983,000        62,371,000        63,772,000
                                                              -------------     -------------     -------------
                                                              $ 574,649,000     $ 604,003,000     $ 613,381,000
                                                              -------------     -------------     -------------

Nonperforming loans and leases to total loans and leases               0.20%             0.02%             0.04%
Net chargeoffs to average loans and leases (annualized)                0.06%             0.03%             0.00%
Allowance for loan and lease loss to total loans and leases            1.54%             1.51%             1.52%
Leverage Ratio                                                         7.46%             7.81%             7.93%
Tier 1 Risk-Based Capital Ratio                                        9.94%            10.34%            10.89%
Total Risk-Based Capital Ratio                                        11.19%            11.59%            12.14%

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

American River Bankshares
Consolidated Statement of Income (Unaudited)

                                                 First           First
                                                Quarter         Quarter            %
                                                  2007            2006           Change
                                              ------------    ------------    ------------
Interest income                               $  9,464,000    $  9,117,000             3.8%
Interest expense                                 2,917,000       2,325,000            25.5%
                                              ------------    ------------    ------------
Net interest income                              6,547,000       6,792,000            (3.6%)
Provision for loan and lease losses                121,000          84,000            44.0%
Total noninterest income                           641,000         634,000             1.1%
Total noninterest expense                        3,692,000       3,638,000             1.5%
                                              ------------    ------------    ------------
Income before taxes                              3,375,000       3,704,000            (8.9%)
Income taxes                                     1,289,000       1,461,000           (11.8%)
                                              ------------    ------------    ------------
Net income                                    $  2,086,000    $  2,243,000            (7.0%)
                                              ------------    ------------    ------------

Basic earnings per share                      $       0.37    $       0.38            (2.6%)
Diluted earnings per share                    $       0.37    $       0.37              --

Average diluted shares outstanding               5,644,056       5,726,674

Net interest margin as a percentage                   5.04%           5.12%

Operating Ratios:
Return on average assets                              1.44%           1.49%
Return on average equity                             14.02%          14.41%
Return on average tangible equity                    19.89%          20.20%
Efficiency ratio (fully taxable equivalent)          49.68%          47.34%

Page 7 of Page 8

American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                             First          Fourth           Third          Second
                                            Quarter         Quarter         Quarter         Quarter
                                              2007            2006            2006            2006
                                          ------------    ------------    ------------    ------------
Interest income                           $  9,464,000    $  9,637,000    $  9,737,000    $  9,463,000
Interest expense                             2,917,000       2,860,000       2,939,000       2,764,000
                                          ------------    ------------    ------------    ------------
Net interest income                          6,547,000       6,777,000       6,798,000       6,699,000
Provision for loan and lease losses            121,000          50,000          30,000         156,000
Total noninterest income                       641,000         607,000         605,000         597,000
Total noninterest expense                    3,692,000       3,526,000       3,602,000       3,622,000
                                          ------------    ------------    ------------    ------------
Income before taxes                          3,375,000       3,808,000       3,771,000       3,518,000
Income taxes                                 1,289,000       1,401,000       1,496,000       1,381,000
                                          ------------    ------------    ------------    ------------
Net income                                $  2,086,000    $  2,407,000    $  2,275,000    $  2,137,000
                                          ------------    ------------    ------------    ------------

Basic earnings per share                  $       0.37    $       0.43    $       0.39    $       0.36
Diluted earnings per share                $       0.37    $       0.42    $       0.39    $       0.36

Average diluted shares outstanding           5,644,056       5,751,634       5,885,968       5,983,079
Shares outstanding-end of period             5,520,433       5,657,346       5,677,875       5,812,355

Net interest margin as a percentage               5.04%           5.03%           5.01%           4.96%

Quarterly Operating Ratios:
Return on average assets                          1.44%           1.61%           1.50%           1.41%
Return on average equity                         14.02%          15.47%          14.39%          13.53%
Return on average tangible equity                19.89%          21.78%          20.16%          18.92%
Efficiency ratio (fully tax equivalent)          49.68%          46.12%          47.03%          48.01%

Earnings per share have been adjusted for a 5% stock dividend declared in 2006.


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